UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019
FOSSIL GROUP, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	0-19848 (Commission File Number)	75-2018505 (IRS Employer Identification No.)
901 S. Central Expressway Richardson, Texas (Address of principal executive offices)	75080 (Zip Code)
Registrant’s telephone number, including area code (972) 234-2525
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.
Fossil Group, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on May 22, 2019 to (i) elect nine directors to the Board to serve for a term of one year or until their respective successors are elected and qualified (“Proposal 1”), (ii) hold an advisory vote on executive compensation (“Proposal 2”), and (iii) ratify the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2019 (“Proposal 3”). For more information about the foregoing proposals, see the Company’s definitive proxy statement dated April 12, 2019.
The table below shows the final results of the voting at the Annual Meeting:

	Votes in Favor	Votes Cast Against	Abstain	Broker Non-Votes
Proposal 1
Mark R. Belgya	28,762,669	6,296,480	3,967	4,145,808
William B. Chiasson	34,305,828	753,069	4,219	4,145,808
Kosta N. Kartsotis	34,054,890	1,003,310	4,914	4,145,808
Kevin Mansell	34,587,264	470,345	5,506	4,145,808
Diane L. Neal	34,282,201	775,491	5,424	4,145,808
Thomas M. Nealon	34,305,047	754,100	3,968	4,145,808
James E. Skinner	33,991,031	1,068,069	4,016	4,145,808
Gail B. Tifford	34,369,818	688,080	5,218	4,145,808
James M. Zimmerman	33,878,904	1,178,982	5,229	4,145,808

Proposal 2	34,104,243	922,779	36,094	4,145,808

Proposal 3	37,905,839	1,298,724	4,361	0

Item 8.01 Other Events

The Company’s Board of Directors unanimously voted to reduce the automatic grant of Restricted Stock Units that would be granted to the “outside directors” of the Company in connection with the Annual Meeting pursuant to the Fossil Group, Inc. 2016 Long-Term Incentive Plan, as amended (the “Plan”). Instead of receiving a grant of Restricted Stock Units equal to the number of shares of Company common stock having an aggregate Fair Market Value (as defined in the Plan) of $130,000, such “outside directors” will receive 25% less Restricted Stock Units. In connection with this reduction, the “outside directors” have executed a waiver for the 25% portion of such grant that they would otherwise be entitled to under the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSSIL GROUP, INC.

Date: May 22, 2019	By: /s/ Jeffery N. Boyer
Name: Jeffery N. Boyer
Title: Executive Vice President, Chief Financial Officer and Treasurer